ONDAS NETWORKS

AMERICAN ROBOTICS



ENABLING MISSION-CRITICAL IOT

A Transformative Combination | May 2021

ONDAS Holdings Inc.

Disclaimer

Statements made in this presentation that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. Examples of forward-looking statements include, among others, statements made in this presentation regarding the proposed transaction contemplated by the definitive agreement, including the benefits of the transaction, revenue opportunities, anticipated future financial and operating performance, and results, including expectations for growth, and the expected timing of the transaction. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Ondas' control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the transaction; (2) the inability to complete the transaction, including due to failure to obtain approval of the stockholders of Ondas, required regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (3) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (4) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain key employees; (5) costs related to the transaction; (6) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (7) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the transaction, including those under “Risk Factors” therein, and in Ondas' other filings with the SEC. Ondas cautions that the foregoing list of factors is not exhaustive. Ondas cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ondas does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Ondas gives no assurance that after the transaction the combined company will achieve its expectations.

Key Leadership

ONDAS
Holdings, Inc.

Eric Brock
Chairman & CEO



Stewart Kantor
Founder,
President & CFO



AMERICAN ROBOTICS



Reese Mozer
Founder & CEO



Vijay Somandepalli
Founder & CTO

American Robotics | Highly Strategic Fit

Acquisition enhances Ondas MC-IoT platform value in Industrial markets

AMERICAN ROBOTICS



- Scout™ is best-in-class, turnkey drone platform
- Drone is a valuable data gathering Edge device in a MC-IoT Network
- Integrated platform solution (drone + network) solves critical problem for Ondas customers
- ... More to come!



Note: The acquisition is subject to customary closing conditions, including approval by the Ondas stockholders of the equity to be issued to American Robotics stockholders.

American Robotics | Introduction

Leadership



Reese Mozer
Founder & CEO
M.S., Carnegie Mellon



Dr. Vijay Somandepalli
Founder & CTO
Ph.D., Stanford

Company Highlights

The only company approved by FAA to operate fully-automated drone without humans on-site

- Fully automated, end-to-end industrial-grade drone system
- Exclusive set of FAA approvals to operate autonomously without humans on-site
- High margin, recurring revenue Robot-as-a-Service (RAAS) business model with $100B+ TAM[(1)]
- Unique, full stack IP portfolio critical to real-world autonomy
- Deep customer pipeline in industrial and agricultural markets





(1) PWC, 2016

Ondas + American Robotics | A Complete Data Platform for Industry

THE NEXT GENERATION OF INDUSTRIAL DATA | HIGH-RESOLUTION & HIGH-FREQUENCY



- Thousands of autonomous drones collect & analyze high-resolution data continuously
- Long-range data transfer unlocks full scale of commercial market ($100B+ TAM[1])
- Reliable secure command & control (C2) link is required by FAA
- High-bandwidth network enables delivery of actionable analytics
- Marketing & sales synergies across industries: industrial, agriculture, public safety, defense





(1) PWC, 2016

Ondas Networks | The Nervous System for Drone Applications

AURA NETWORK SYSTEMS

Local

Lower Altitude

3-mile+ radius operations
Drone-as-a-Service, distributed
Remote Flight Operations
Fully Autonomous
Edge Processing and rich data collection







Private WAN

Lower Altitude

Long Endurance Missions
Major Industrials / Multiple Airframes
Rails, Utilities, O&G, Government
Sophisticated hand offs
Customer Owned Frequencies


Electric Grid Infrastructure


Rail Infrastructure


Natural Gas Infrastructure

Nationwide

High Altitude – up to 40K feet

Managed Services Platform
Industrial, Security, Government
Long distance, Coast-to-Coast
Nationwide Frequency Owned by Aura Specifically for A2G
Multi-tenant model, Air-traffic control



Speaking



Reese Mozer
Founder & CEO
M.S., Carnegie Mellon

THE WALL STREET JOURNAL.

FAA Approves First Fully Automated Commercial Drone Flights

"American Robotics will lay the groundwork for advances and accelerated growth of the industry"



Bloomberg
REUTERS
THE ROBOTREPORT
BUSINESS INSIDER
GIZMODO
Mashable
yahoo!news
The Washington Post
THE VERGE

American Robotics | The Key Commercial Drone Problem Solved

$100B+[1] POTENTIAL | NO SCALABLE SOLUTION CURRENTLY ON THE MARKET

Why is this huge market underpenetrated today?

The answer is two-fold:

Problem 1

Manually operated drones not practical.

For 90% of commercial drone use cases, a drone must fly repetitively and continuously over the same plot of land day-after-day, year-after-year, to have value.

When examining the full operation loop from setup to processed, analyzed data, it is clear that operating a drone manually is much more than a full-time job.

Problem 2

Default FAA regulations prohibit automated operation.

Without appropriate waivers and exemptions, the FAA requires a human pilot to be present anytime a drone is flying, among other burdensome restrictions. Since the human eye can only see a drone up to roughly 0.5 miles, this is economically prohibiting.

Without approvals to operate in a truly automated manner, drones wide-scale commercial deployment is economically challenging.

The manual drone operation loop


1
Drive to Site
2
Unpack & Setup
3
Program Route
4
Fly
5
Recover
6
Swap Battery
7
Charge Batteries
8
Extract Data
9
Transfer Data
10
Process Data
11
Analyze Data
12
Repeat

The automated drone operation loop


1
Sip coffee
2
Receive analysis

(1) PWC, 2016

American Robotics | The Scout System™

Fully-automated, AI-powered drone system capable of continuous, unattended operation.

CUSTOMER

SCOUTVIEW™

Secure customer web interface, mission scheduler, data viewer, analytics software, & API



Critical Scout System Features

Launch	Precision Landing	Mission Planning	Data Processing
Flight	Charging	Scheduling	Data Transmission
Imaging	Storage	Obstacle Avoidance	System Diagnostics

SCOUT™ DRONE

Fully-autonomous, AI-powered drone with visual, multispectral, and thermal sensor payloads

SCOUTBASE™

Weatherproof storage, docking, charging, data processing, and data transfer station



SCOUTOPS™

Remote operator's interface for oversight, maintenance, system diagnostics, and fleet administration



TASA™

Advanced ground-based air traffic detection sensor



A fleet of connected, weatherproof Scouts™ remain indefinitely in an area of operation, autonomously collecting data each day, self-charging, and seamlessly delivering data analysis regularly and reliably. With the human removed from the field and data processing achieved at the edge, customers can focus on the data, not piloting.

American Robotics | Exclusive FAA Approvals Critical to Commercial Markets

First mover advantage defended by critical IP, trade secrets, and experience

FAA Approves Commercial Drone Flights with No On-Site Pilots

"This week's authorization marks a seminal legal milestone, one that paves the way for developers in the drone industry to expand operations for pilot-less aircraft."

engadget

Flight Beyond-Visual-Line-of-Sight (BVLOS)

Key to permitting automated operation, the Scout system does not require a pilot to be on-site with eyes on the drone.

No Visual Observers or Humans Required

Unlike other technologies, the Scout system requires no humans of any kind to be present on-site while the drone is flying. Without this ability, automation is not possible.

In-Person Preflight Checks Not Required

In addition, humans are not required to be present during any other stage of operation, such as pre-flight visual inspections of the aircraft.

Flight Over Roads

Also critical, the Scout system is permitted to transit over roads in the areas in which we operate without on-site human supervision.



American Robotics | $100+ Billion Addressable Market

INDUSTRIAL MARKET | $68.1B TAM

Sub-Markets: Oil & Gas, Solar, Nuclear, Hydro, Coal, Utilities, Construction, Ports, Railways, Prisons, Warehouses, Factories, Stockpile Yards, Mining, Delivery

Use Cases: O&M, Asset Inspection, Asset Tracking, Asset Security, Safety & Regulatory Compliance

AGRICULTURE MARKET | $25.6B TAM

Sub-Markets: Corn, Soybeans, Vineyards, Cranberries, Vegetables, Tree Fruits, Tree Nuts, Nurseries, Corporate Research, Seed Farms, Golf Courses, Hemp, Livestock

Use Cases: Weed Detection, Disease Detection, Pest Detection, Plant Counting, Irrigation Optimization, Harvest Planning, Phenotyping & Research

DEFENSE MARKET | $20.2B TAM

Markets: Border Security, Base Security, FOB Security, Embassy Security, Vehicle Security

Use Cases: ISR, Perimeter Surveillance, Scouting



Source: PWC, May 2016

American Robotics | Robot-as-a-Service (RAAS)

True automation allows for a complete solution and attractive business model

RaaS model bundles hardware, software, operations, and maintenance into one annual subscription fee. This has two effects: (1) It lowers the annual cost of data acquisition via drone to what AR believes is ten times less than current methods, and (2) it provides the Company with recurring software-like margins.

Also allows for continued software improvements, upgrades, and new features that can be monetized through tiered pricing and app store-like concept, allowing for continued user experience improvement and potential increase in revenue per unit over time.


AR

ANNUAL SUBSCRIPTION FOR SERVICE

The Scout System is bundled into an annual subscription fee, encompassing the full suite of hardware, software, and services, allowing American Robotics to provide customers the highest performing product at the lowest possible cost.

REAL-TIME AUTOMATED OPERATION

Once installed, each Scout system operates at its maximum capacity. Automated missions occur multiple times per day, guaranteeing customers the best data at the highest frequency.

LOW UPFRONT CAPITAL COSTS

The Robot-as-a-Service (RaaS) model allows American Robotics to lower the burden of upfront manufacturing and hardware costs. Aside from initial installation and shipping costs, all customers pay for is the service the Scout system provides.

NO LONG-TERM RISK

Subscription fees are billed annually, and replacement units can be swapped out at the end of the service life. American Robotics will also periodically install new software updates and provide access to the new features, assuring industry-best performance throughout a customer's subscription.

NO MAINTENANCE RESPOSIBILITIES

American Robotics staff remotely oversee the operation of customer units, and manage routine and unscheduled maintenance requirements.

NO CUSTOMER PILOT TRAINING

Both the technology itself and American Robotics' staff oversee the realtime operation of a customer's units. Health status and performance are constantly monitored to assure optimal performance, and no pilot training is required for a customer's staff to integrate this technology into their business.

American Robotics | Highly Strategic Fit

Acquisition enhances Ondas MC-IoT platform value in Industrial markets

AMERICAN ROBOTICS



- Scout™ is best-in-class, turnkey drone platform
- Drone is a valuable data gathering Edge device in a MC-IoT Network
- Integrated platform solution (drone + network) solves critical problem for Ondas customers
- … More to come!



Note: The acquisition is subject to customary closing conditions, including approval by the Ondas stockholders of the equity to be issued to American Robotics stockholders.

Q&A

Important Disclosures

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction described herein, Ondas intends to file relevant materials with the SEC, including a preliminary proxy statement and, when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, Ondas will mail the definitive proxy statement and a proxy card to each Ondas stockholder entitled to vote at the meeting of stockholders relating to the transaction. INVESTORS AND STOCKHOLDERS OF ONDAS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ONDAS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AMERICAN ROBOTICS, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ondas with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by visiting Ondas' investor relations section at www.ondas.com. The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation or any document filed by Ondas with the SEC.

Important Disclosures

Participants in the Solicitation

Ondas and its directors and executive officers may be deemed participants in the solicitation of proxies from Ondas' stockholders with respect to the transaction. The names and other information about those directors and executive officers and a description of their ownership of Ondas common stock and other interests in Ondas and in the transaction will be included in the definitive proxy statement relating to the transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the transaction when available. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by Ondas, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

ONDAS
NETWORKS

ENABLING MISSION-CRITICAL IOT

Q1 2021 Update | May 2021

